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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                   ----------

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): May 22, 2002



                                  PROVANT, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)



        DELAWARE                   000-23989                  04-3395167
        ---------                  ---------                 ----------
State or other jurisdiction     Commission File              IRS Employer
    of incorporation                Number                Identification No.


                        67 BATTERMARCH STREET, SUITE 500
                                BOSTON, MA 02110
                                -----------------
                    (Address of principal executive offices)


                                 (617) 261-1600
                                 ---------------
                         (Registrant's telephone number,
                              including area code)

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ITEM 5. OTHER EVENTS

     On May 22, 2002, Provant, Inc. announced that has received notification from The Nasdaq Stock Market that it intends to delist Provant's common stock from The Nasdaq National Market, effective at the opening of business on May 24, 2002, due to Provant's failure to comply with the U.S. $1.00 minimum bid price requirement for continued listing on The Nasdaq National Market.

     Provant has requested an oral hearing before a Nasdaq Listing Qualifications Panel to appeal Nasdaq's determination. Provant's common stock will continue to be listed on The Nasdaq National Market while the appeal is pending. There can be no assurance that the Panel will grant Provant's request for continued listing. Provant plans to apply to transfer its common stock to The Nasdaq SmallCap Market in the event that the Panel denies Provant's request for continued listing on The Nasdaq National Market.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PROVANT, INC.


                                            By: /s/ Norman G. Fornella
                                                --------------------------------
                                                Norman G. Fornella
                                                Executive Vice President

Date: May 24, 2002



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